================================================================================

                 UNITED STATES SECURITIES AND EXCHAGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K

                                   ----------

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2005

                               TELULAR CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    0-23212                 36-3885440
----------------------------   ---------------------     -------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
     of incorporation)                                   Identification No.)

              647 N. Lakeview Parkway, Vernon Hills, Illinois 60061
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 247-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFO 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 1  -  REGISTRANT'S BUSINESS OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

       On July 22, 2005, Telular Corporation ("the Company") elected Michael
       J. Boyle ("the Executive") as the Company's new President and Chief Executive Officer and as a member of the Board of Directors, effective August 1, 2005. John Berndt, who has served as interim Chief Executive Officer and President of the Company and as Chairman of the Board, will continue to serve as Chairman of the Board of the Company.

       The Company has also entered into an employment agreement with the Executive, to go into effect on August 1, 2005, and the Executive's employment will continue until the termination of the agreement by either party upon at least 60 days prior notice. Under the agreement the Company will pay the Executive a base salary of $300,000 annually and a bonus of $150,000 at target. In addition, under a Stock Option Agreement to be effective August 1, 2005, the Executive will be granted an option to purchase up to a total of 175,000 shares of the Company's Common Stock under the terms of the Company's Sixth Amended and Restated Stock Incentive Plan. Vesting of options under the Stock Option Agreement will be over three years.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     EXHIBITS.

Exhibit No.   Description
-----------   --------------------------------------------------------------
10.1          Employment Agreement with Michael J. Boyle dated July 22, 2005

99.1          July 25, 2005, Press Release by Telular Corporation

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TELULAR CORPORATION

Dated:  July 25, 2005                           By:  /s/ Jeffrey L. Herrmann
                                                     ---------------------------
                                                     Jeffrey L. Herrmann
                                                     Executive Vice President,
                                                     Chief Operating Officer and
                                                     Chief Financial Officer
                                     - 3 -